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                                                                   EXHIBIT 10(c)




                                                       April 22, 1998


Powertel PCS, Inc.
1233 O.G. Skinner Drive
West Point, Georgia 31833
Attention:  Rick Astor

The Lenders parties to the Credit Agreement referred to below

                                Letter Agreement

Ladies and Gentlemen:

         Reference is made to the $265,000,000 Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 6, 1998, among Powertel PCS, Inc. (the "Borrower"), certain financial institutions party thereto (the "Lenders"), Ericsson Inc., as agent ("Ericsson") and National Westminster Bank plc, as administrative agent ("NatWest"). Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Credit Agreement.

        1.      Pursuant to Section 7.06 of the Credit Agreement:

                (i) each of Ericsson and NatWest hereby gives notice to the Borrower and the Lenders that it is resigning as Agent and Administrative Agent, respectively, under the Loan Documents effective as of the date hereof;

                (ii) each Lender hereby appoints GE Capital as successor Agent and as successor Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to each of the Agent and the Administrative Agent, respectively, by the terms of the Credit Agreement and the other Loan Documents until all obligations of the Borrower under the Loan Documents are paid in full or until such earlier time as GE Capital shall resign or be replaced either as Agent or as Administrative Agent pursuant to such Section 7.06; and

                (iii) GE Capital hereby accepts such appointment as Agent and as Administrative Agent and succeeds to and becomes vested with all the rights, powers, discretion, privileges and duties under the Loan Documents of each of Ericsson as Agent and NatWest as Administrative Agent.



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        2.      This Letter Agreement shall become effective as of the date first above written, in the case of the successor Administrative Agent, upon (i) execution of counterparts of this Letter Agreement by the Agent, the Administrative Agent, GE Capital and the Required Lenders, (ii) the execution, delivery and filing of such financing statements and the taking of such other actions as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, and (iii) the execution and delivery by each Guarantor of an Acknowledgment and Consent substantially in the form attached to the Credit Agreement as Exhibit H.

        3. Upon the effectiveness of this Letter Agreement, each of Ericsson and NatWest shall be discharged from their duties and obligations as Agent and Administrative Agent respectively under the Loan Documents, provided, however, that the provisions of Article VII of the Credit Agreement shall continue to inure to the benefit of Ericsson and NatWest as to any actions taken or omitted to be taken by them or either of them while Agent or Administrative Agent, as the case may be, under the Credit Agreement.

        4. Schedule 2.01(a) to the Credit Agreement is hereby replaced by Annex A to this Letter Agreement. GE Capital hereby acknowledges and ratifies all assignments made pursuant to Section 8.07 of the Credit Agreement prior to the date hereof.

        5. All notices under the Loan Documents to GE Capital, as successor Agent or as successor Administrative Agent, should be addressed as follows:

                  GE Capital
                  Telecom Financial Services Corporation
                  55 Federal Road
                  Danbury, CT 06810-4045
                  Fax:  (203) 796-2830

                  Attention: Jonathan P. Stark
                             Vice President, Business Development

        6. Ericsson agrees to pay all costs and expenses, including reasonable fees of counsel, in connection with the preparation, execution and delivery of this Letter Agreement, and in connection with the filing, recording, assigning, amending and the granting and perfection of, the security interests in the Collateral, necessary to effect the assumption by GE Capital of its roles as Agent and Administrative Agent as provided herein and the continuation of the perfection of the Liens granted or purported to be granted by the Collateral Documents.



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        7.      This Letter Agreement may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

        8. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


                               ERICSSON INC., as Agent and as a Lender



                               By:      /s/ John L. Mottram
                                       ----------------------------------------
                                       Name:  John L. Mottram
                                       Title:  Director - Comptroller Finance


                               NATIONAL WESTMINSTER BANK PLC,
                               as Administrative Agent and as a Lender



                               By:      /s/ Jeffrey S. Dykes
                                       ----------------------------------------
                                       Name:  Jeffrey S. Dykes
                                       Title:  Vice President


                               GE CAPITAL, as Administrative Agent and
                               as Agent



                               By:      /s/ Lawrence W. Middleton
                                       ----------------------------------------
                                       Name:  Lawrence W. Middleton
                                       Title:  Vice President




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                               CYPRESS TREE INVESTMENT
                               PARTNERS I, LTD., as a Lender

                               By:  CYPRESS TREE
                               INVESTMENT MANAGEMENT
                               COMPANY, INC., as Portfolio
                               Manager



                               By:      /s/ Peter Merrill
                                       ----------------------------------------
                                       Name:  Peter Merrill
                                       Title:  Managing Director




                               FIRST ALLMERICA FINANCIAL LIFE
                               INSURANCE COMPANY, as a Lender

                               By:  CYPRESS TREE
                               INVESTMENT MANAGEMENT
                               COMPANY, INC., as Attorney-in-Fact and
                               Portfolio Manager



                               By:      /s/ Peter Merrill
                                       ----------------------------------------
                                       Name:  Peter Merrill
                                       Title:  Managing Director



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                               DELANO COMPANY, as a Lender

                               By:  PACIFIC INVESTMENT
                               MANAGEMENT COMPANY,
                               as its Investment Advisor

                               By:  PIMCO Management Inc., a general partner



                               By:      /s/ Richard M. Weil
                                       ----------------------------------------
                                       Name:  Richard M. Weil
                                       Title:  Senior Vice President



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                               GENERAL ELECTRIC CAPITAL
                               CORPORATION (TFS), as a Lender



                               By:      /s/ Lawrence W. Middleton
                                       ----------------------------------------
                                       Name:  Lawrence W. Middleton
                                       Title:  Vice President



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                               GOLDMAN SACHS CREDIT PARTNERS
                               L.P., as a Lender



                               By:      /s/ Stephen J. McGuinness
                                       ----------------------------------------
                                       Name:  Stephen J. McGuinness
                                       Title:  Authorized Signatory



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                               MERRILL LYNCH, PIERCE, FENNER &
                               SMITH, INCORPORATED, as a Lender



                               By:     /s/ Thomas J. Glenn
                                       ----------------------------------------
                                       Name:  Thomas J. Glenn
                                       Title: Managing Director



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                               ML CBO IV (CAYMAN) LTD.,
                               as a Lender

                               By:  PROTECTIVE ASSET
                               MANAGEMENT, as Collateral
                               Manager



                               By:      /s/ Mark K. Okada
                                       ----------------------------------------
                                       Name:  Mark K. Okada CFA
                                       Title: Executive Vice President
                                              Protective Asset Management
                                              Company



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                               OCTAGON LOAN TRUST, as a Lender

                               By:  OCTAGON CREDIT INVESTORS (A
                               UNIT OF THE CHASE MANHATTAN BANK),
                               acting solely as manager and not in its
                               individual capacity



                               By:      /s/ Andrew D. Gordon
                                       ----------------------------------------
                                       Name:  Andrew D. Gordon
                                       Title:  Managing Director



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                               KZH HOLDING CORPORATION III,
                               as a Lender



                               By:     /s/ Virginia Conway
                                       ----------------------------------------
                                       Name:  Virginia Conway
                                       Title: Authorized Agent



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                               PRIME INCOME TRUST,
                               as a Lender



                               By:
                                       ----------------------------------------
                                       Name:
                                       Title:



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                               PUTMAN HIGH YIELD ADVANTAGE FUND,
                               as a Lender



                               By:      /s/ John R. Verani
                                       ----------------------------------------
                                       Name:  John R. Verani
                                       Title:  Vice President



                               PUTMAN HIGH YIELD TRUST,
                               as a Lender



                               By:      /s/ John R. Verani
                                       ----------------------------------------
                                       Name:  John R. Verani
                                       Title:  Vice President



                               PUTMAN VARIABLE TRUST - PVT HIGH YIELD FUND, as a Lender



                               By:      /s/ John R. Verani
                                       ----------------------------------------
                                       Name:  John R. Verani
                                       Title:  Vice President



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                               THE TORONTO-DOMINION BANK,
                               as a Lender



                               By:      /s/ David G. Parker
                                       ----------------------------------------
                                       Name:  David G. Parker
                                       Title:  Mgr. Cr. Admin.



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                               VAN KAMPEN AMERICAN CAPITAL
                               PRIME RATE INCOME TRUST,
                               as a Lender



                               By:      /s/ Jeffrey W. Maillet
                                       ----------------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title:  Senior Vice President & Director



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Acknowledged and agreed this 22nd day of
April, 1998

POWERTEL PCS, INC.



By:      /s/ Allen E. Smith
        ----------------------------------------
        Name:  Allen E. Smith
        Title:  President/CEO